Condensed Financial Information of the Parent Company - Schedule of Condensed Statements of Loss (Details) - Parent Company [Member]	12 Months Ended
	Dec. 31, 2024 HKD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 HKD ($)	Dec. 31, 2022 HKD ($)
Operating expenses:
General and administrative expenses	$ (265,450)	$ (34,174)	$ (49,060)
Total operating expenses	(265,450)	(34,174)	(49,060)
Loss before income taxes	(265,450)	(34,174)	(49,060)
Income tax expense
Net loss	$ (265,450)	$ (34,174)	$ (49,060)